Exhibit 10.1


                        MIAMI ASSET PURCHASE AGREEMENT


                                  by and among


                                 TELETRAC, INC.

                             TELETRAC LICENSE, INC.


                                       and

                               ITURAN U.S.A., INC.

                        ITURAN LOCATION AND CONTROL LTD.




                           Dated as of January 1, 2000


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                                TABLE OF CONTENTS

I.    SALE AND TRANSFER OF MIAMI ASSETS.....................................5

   SECTION 1.01.  Sale of Assets............................................5
   SECTION 1.02.  Nonassignable Contracts...................................6
   SECTION 1.03.  Certain FCC Licenses......................................6
   SECTION 1.04.  Instruments of Conveyance and Transfer....................6
   SECTION 1.05   Rights of Sellers to Conduct Business.....................7

II.   LIABILITIES...........................................................7

   SECTION 2.01.  Liabilities...............................................7

III.  BANKRUPTCY COURT ORDER FOR ASSUMPTION OF THIS AGREEMENT...............8

   SECTION 3.01.  Order.....................................................8
   SECTION 3.02.  Conditions to Closing.....................................8

IV.   CLOSING, PURCHASE PRICE, LIABILITIES, ETC.............................9

   SECTION 4.01.  Closing...................................................9
   SECTION 4.02.  Purchase Consideration....................................9

V.    REPRESENTATIONS AND WARRANTIES........................................9

   SECTION 5.01.  Representations and Warranties of the Sellers............10
   SECTION 5.02.  Organization, Power; Capacity............................10
   SECTION 5.03.  Authorization of Agreements..............................10
   SECTION 5.04.  Title to Properties, Absence of Liens and Encumbrances...10
   SECTION 5.05.  Effect of Agreements.....................................11
   SECTION 5.06.  Licenses.................................................11
   SECTION 5.07.  Condition and Operation of Assets........................11
   SECTION 5.08.  Contracts................................................12
   SECTION 5.09.  Compliance with Laws; Required Consents..................12
   SECTION 5.10.  Insurance................................................12
   SECTION 5.11.  Radio Waves..............................................12
   SECTION 5.12.  Broker's or Finder's Fees................................12
   SECTION 5.13.  Customer Contracts.......................................13
   SECTION 5.15.  Miami Business...........................................13
   SECTION 5.16.  No Additional Warranties.................................13
   SECTION 5.17.  Representations and Warranties of the Buyer..............13
   SECTION 5.18.  Organization, Corporate Power, Etc.......................13
   SECTION 5.19.  Authorization of Agreements..............................14
   SECTION 5.20.  Effect of Agreements.....................................14
   SECTION 5.21.  Broker's or Finder's Fees................................14

VI.   CONDUCT PRIOR TO THE CLOSING.........................................15

   SECTION 6.01.  Investigation by Buyer...................................15
   SECTION 6.02.  Ongoing Operations.......................................15
   SECTION 6.03.  Conduct of Business......................................15
   SECTION 6.04.  Other Transactions.......................................15
   SECTION 6.05.  Consents.................................................16
   SECTION 6.06.  Public Announcements.....................................16
   SECTION 6.07.  Notification.............................................16

VII.  COVENANTS............................................................16

   SECTION 7.01.  Covenant of Sellers; Noncompetition......................16

VIII. CONSENTS, ETC........................................................17

   SECTION 8.01.  FCC Assignment Consent...................................17
   SECTION 8.02.  Notice of Proceedings....................................18
   SECTION 8.03.  Consummation of Agreement................................18
   SECTION 8.04.  Updating of Information..................................18

IX.   OTHER CONDITIONS PRECEDENT...........................................18

   SECTION 9.01.  Conditions Precedent to Obligations of the Buyer.........18
   SECTION 9.02.  Conditions Precedent to Obligations of the Sellers.......20

X.    SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.........................20

   SECTION 10.01. Survival of Representations..............................20
   SECTION 10.02  General Indemnity........................................20
   SECTION 10.03. Conditions of Indemnification............................21

XI.   TERMINATION AND ABANDONMENT..........................................22

   SECTION 11.01  Termination..............................................22
   SECTION 11.02  Procedure and Effect of Termination......................22

XII.  MISCELLANEOUS........................................................23

   SECTION 12.01.  Service of Process......................................23
   SECTION 12.02.  Bulk Transfer Laws......................................23
   SECTION 12.03.  Expenses, Etc...........................................23
   SECTION 12.04.  Execution in Counterparts...............................23
   SECTION 12.05.  Notices.................................................23
   SECTION 12.06.  Waivers.................................................24
   SECTION 12.07.  Amendments, Supplements, Etc............................24
   SECTION 12.08.  Entire Agreement........................................25
   SECTION 12.09.  Governing Law; Jurisdiction and Forum...................25
   SECTION 12.10.  Binding Effect; Benefits................................25
   SECTION 12.11.  Assignability...........................................25
   SECTION 12.12.  Further Assurances......................................26
   SECTION 12.13   Certain Definitions.....................................26


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                         INDEX TO EXHIBITS AND SCHEDULES



EXHIBIT           DESCRIPTION

   A              License Agreement

   B              Form of Bill of Sale, Assignment and Assumption Agreement

   C              Form of FCC Opinion



SCHEDULE          DESCRIPTION

1.01(a)(i)        Tangible Property, etc.
1.01(a)(ii)       Contracts; Licenses; Leases; etc.
1.01(a)(iii)      Customer Contracts
6.01              Liens




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                         MIAMI ASSET PURCHASE AGREEMENT

          MIAMI ASSET PURCHASE AGREEMENT, dated as of January 1, 2000, by and among TELETRAC, INC., a Delaware corporation ("TI"), TELETRAC LICENSING, INC., a Delaware corporation and a wholly owned subsidiary of TI ("TLI"), (TI and TLI are sometimes hereinafter referred to together as the "Sellers" or individually as a "Seller") and ITURAN U.S.A., INC., a Delaware corporation (the "Buyer"), and ITURAN LOCATION AND CONTROL LTD., a corporation existing under the laws of Israel, as guarantor ("guarantor").

          WHEREAS, the parties to this Agreement are parties to an Asset Purchase and Option Agreement dated June 9, 1999 (the "Asset Purchase Agreement") pursuant to which Buyer agreed to acquire certain of the assets and to assume certain of the liabilities of Teletrac with respect to TI's vehicle location services business in the New York metropolitan area and the Washington, D.C. metropolitan area and obtained an option to acquire TI's vehicle location services business in the Miami metropolitan area (the "Miami Option") (the business conducted in the New York and Washington D.C. metropolitan areas hereinafter referred to as the "Business" and the business conducted in the Miami metropolitan area hereinafter referred to as the "Miami Business");

          WHEREAS, the Buyer has delivered the Miami Option Exercise Notice pursuant to Section 5.1 of the Asset Purchase Agreement and the Buyer and the Sellers desire to enter into this Agreement;

          WHEREAS, the Sellers filed a petition pursuant to the United States Bankruptcy Code, 11 U.S.C. ss.ss.101 et seq. (the "Bankruptcy Code") commencing a case before a United States Bankruptcy Court (the "Bankruptcy Court") pursuant to Chapter 11 of the Bankruptcy Code (the "Chapter 11 Case") and thereafter filed an application (the "Application") with the Bankruptcy Court pursuant to Sections 363 and 365 of the Bankruptcy Code for an order which, among other things, approved execution, delivery and performance by Seller of this Agreement (the "Bankruptcy Court Order") which Order was entered on _______________, 1999; and

          WHEREAS, TLI holds the Federal Communications Commission ("FCC") licenses utilized in the Miami Business (the "Miami FCC Licenses"); and

          WHEREAS, the Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Seller, certain Miami Assets and properties of the Sellers used exclusively in the Miami Business, subject to the assumption by the Buyer of specified liabilities of the Sellers, on the terms and subject to the conditions set forth herein; and

          WHEREAS, TLI desires to transfer to the Buyer, and the Buyer desires to obtain from TLI, the Miami FCC Licenses on the terms and subject to the conditions set forth herein; and

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

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                      I. SALE AND TRANSFER OF MIAMI ASSETS

          SECTION 1.01 SALE OF MIAMI ASSETS. (a) Subject to and in reliance on the representations, warranties and agreements set forth herein and further subject to Sections 1.02, 1.03 and 3.03, and on the other terms and conditions set forth herein, on the Miami Closing Date (as hereinafter defined), the Sellers shall sell, convey, transfer, assign and deliver to the Buyer and the Buyer shall purchase from the Sellers, for the purchase price set forth in Articles II and IV hereof, the following assets and properties of the Miami Business, except those assets excluded pursuant to paragraph (b) below (said assets and properties so to be sold, conveyed, transferred, assigned and delivered being hereinafter collectively called the "Miami Assets"):

               (i) all tangible personal property, inventories, machinery, equipment, supplies, tools and fixtures, including Base Stations, set forth on Schedule 1.01(a)(i) hereto;

               (ii) the rights of the Sellers under all contracts, agreements, licenses, Miami FCC Licenses, leases, sales orders, purchase orders and other commitments relating to the Miami Assets or the Miami Business set forth in Schedule 1.01(a)(ii) hereto (the "Assumed Contracts");

               (iii)  all  customer  lists,  customer  invoices,   drafts  and
          other documents and materials relating to customer transactions under contracts relating to RLS services provided to consumer customers of the Miami Business (other than contracts for commercial fleet maintenance services) with respect to the Miami Business; and

               (iv) all rights, title and interests of the Sellers under contracts relating to RLS services provided to consumer customers of the Miami Business listed on Schedule 1.01(a)(iii) hereto (the "Customer Contracts").

          (b) Anything herein contained to the contrary notwithstanding, the Buyer and Sellers expressly agree and acknowledge that any Miami Assets not enumerated on Schedules 1.01(a)(i), (ii) and (iii) are specifically excluded from the Miami Assets and shall be retained by the Sellers, including, without limitation the following:

               (i) all cash and accounts receivable held by the Sellers as of the Miami Closing Date;

               (ii) the minute books, stock records and related corporate records of the Sellers (provided, however, that Sellers shall make available to Buyer all books and records relating to the Miami Assets or copies thereof);

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               (iii) all rights,  title and interest to any and all intellectual property of the Sellers (including without limitation to the name "Teletrac") (it being understood that the grant of rights in and to the intellectual property of the Sellers to the Buyer should be governed exclusively by the License Agreement dated July 13, 1999, as amended from time to time,by and among the parties hereto); and

               (iv) all right, title and interests in Sellers pursuant to contracts for commercial fleet maintenance services.

          SECTION 1.02. NONASSIGNABLE CONTRACTS. Nothing in this Agreement shall be construed as an attempt or agreement to assign (i) any contract, agreement, license, lease, sales order, purchase order or other commitment that shall be nonassignable without the consent of the other party or parties thereto unless such consent shall have been given, (ii) any contract or claim as to which all the remedies for the enforcement thereof enjoyed by the Sellers would not pass to the Buyer as an incident of the assignments provided for by this Agreement, unless such consent of such other party or parties shall be obtained or the Sellers shall obtain an order of the Bankruptcy Court (the "Bankruptcy Court Assignment Approval Order") for the assignment of such contracts to Buyer pursuant to Section 365 of the Bankruptcy Code and such Bankruptcy Court Assignment Approval Order shall become final and no longer subject to appeal or
(ii) any Asset subject to a Lien. In order, however, that the full value of every contract and claim of the character and Asset described in clauses (i),
(ii) and (iii) above and all claims and demands on such contracts may be realized, Sellers will use commercially reasonable efforts to obtain (a) approval for the assignments, (b) the execution of novation agreements, (c) TI's subcontracting of all of its rights and obligations under any such contract, agreement or other commitment to the Buyer or one of its Affiliates, as the case may be, or (d) removal of any such Lien on any of the Assets (except for the Raycal Lien as hereinafter defined) or to obtain a Bankruptcy Court Assignment Approval Order assigning such contracts final and no longer subject to appeal. In the event that Sellers shall be unable to obtain the consents or releases referred to herein or a Bankruptcy Court Assignment Approval Order referred to herein, Buyer and Sellers expressly agree that Sellers shall extend to Buyer all of the benefits of their rights under all such contracts provided that Buyer agrees to indemnify Sellers for all of Sellers' contractual obligations under such contracts to the extent provided in Article II of this Agreement.

          SECTION 1.03. CERTAIN MIAMI FCC LICENSES. TLI and Buyer hereby expressly agree and acknowledge that the Miami FCC Licenses relating to the Miami Business set forth on Schedule 1.01(a)(i) hereto are not transferable without prior approval of the FCC. TLI covenants and agrees that it will use commercially reasonable efforts to promptly transfer such Miami FCC Licenses to Buyer at Sellers' sole cost and expense.

          SECTION  1.04.  INSTRUMENTS  OF CONVEYANCE  AND  TRANSFER.  Subject to
Section 1.02, on the Miami Closing Date, Sellers shall execute and deliver to the Buyer (i) a bill of sale in the form included in the form of the Bill of Sale, Assignment and Assumption Agreement annexed hereto as Exhibit B (the "Bill of Sale"), and (ii) such other documents of transfer that Buyer may reasonably request, transferring to the Buyer the properties and Miami Assets to be acquired by the Buyer under the terms of this Agreement.

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

          SECTION 1.05. RIGHTS OF SELLERS TO CONDUCT MIAMI BUSINESS. Notwithstanding anything contained in this Agreement to the contrary, and except as provided in Section 7.01 of this Agreement, Buyer and Sellers hereby agree and acknowledge that neither this Agreement nor any of the transactions contemplated hereby, shall impair, hinder or prevent Sellers from operating, owning or conducting any business that would compete directly or indirectly with the Miami Business or the Miami Assets.


                                 II. LIABILITIES

          SECTION 2.01. LIABILITIES. (a) As additional consideration hereunder, on the Miami Closing Date, and subject to the conditions provided in Articles III and IX hereof, the Buyer will assume and agree to pay, perform and discharge when due, all obligations of TI under the contracts set forth in Schedules 1.01(a)(ii) and 1.01(a)(iii) hereto, in each case solely to the extent to be performed after the Miami Closing Date.

               (b) Notwithstanding anything else to the contrary contained herein, Buyer is not assuming and shall not be liable for any liabilities of Sellers which shall not have been assigned to or assumed by Buyer pursuant to this Agreement, including liabilities (i) for indebtedness for borrowed money;
(ii) by reason of or arising out of any default or breach by Sellers of any contract relating to any period prior to the Miami Closing Date, for any penalty against either Seller under any contract relating to any period prior to the Miami Closing Date, or relating to or arising out of any event occurring prior to the Miami Closing Date which with the passage of time or after giving of notice, or both, would constitute or give rise to such a breach, default or penalty, whether or not such contract is being assigned to and assumed by Buyer pursuant to this Agreement; (iii) the existence of which would conflict with or constitute a breach of any representation, warranty or agreement of Sellers contained herein; (iv) for fees and expenses referred to in Section 12.03 hereof; (v) relating to the execution, delivery and consummation of this Agreement or the Ancillary Agreements (as defined below) and the transactions contemplated hereby and thereby, including, without limitation, any and all Taxes incurred as a result of the sale contemplated by this Agreement; (vi) for any Taxes accrued or incurred prior to the Miami Closing Date or relating to any period (or portion of a period) prior thereto; (vii) relating to or arising out of any violation of any Environmental Law or any other Law relating to health and safety of the public or the employees of Sellers prior to the Miami Closing Date; (viii) relating to, or arising out of, services rendered by Sellers, or the conduct or operation of the Miami Business prior to the Miami Closing Date (except to the extent Buyer has agreed to reimburse Sellers for such expenses); and (ix) of Sellers arising under or pursuant to this Agreement or the Ancillary Agreements; and provided further, that Buyer shall have the right not to assume any contract if any party to such contract is in breach thereof or default thereunder as of the Miami Closing Date or there has occurred any event which with the passage of time or after giving of notice, or both, would become such a breach or default. Buyer shall not assume or be bound by any liabilities of Sellers, except as expressly assumed by it pursuant to this Agreement. Sellers hereby agree to indemnify and hold Buyer harmless from and against any and all liabilities of Sellers not agreed to be assumed by Buyer pursuant to this Agreement. Nothing contained in this Section 2.01 shall relieve or release

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

Sellers or Buyer from any obligations under covenants, warranties or agreements contained in this Agreement.


                         III. BANKRUPTCY COURT ORDER FOR
                          ASSUMPTION OF THIS AGREEMENT

          SECTION 3.01. ORDER. In the event that Sellers continue to be subject to the jurisdiction of the Bankruptcy Court with respect to a petition filed by or against one or more Sellers at the time of the Miami Option Exercise Notice ("Bankruptcy Court Jurisdiction"), Sellers shall file within seven (7) days of the date of the Miami Option Exercise Notice an application with the Bankruptcy Court, for an order of the Bankruptcy Court, pursuant to Sections 363 and 365 of the Bankruptcy Code, approving this Agreement and authorizing Sellers to assume their obligations hereunder in accordance with Section 3.02 hereunder (hereafter, the "Bankruptcy Approval Order"). Prior to filing such Application, Sellers shall consult with the Buyer about the scope, manner and form of the notice of hearing on the motion and the motion itself. In addition, Sellers shall provide proper notice of such Application to creditors and other parties to the extent required by applicable law.

          SECTION 3.02. CONDITIONS TO CLOSING. Subject to Article IX hereof, if the Sellers are subject to Bankruptcy Court Jurisdiction at the time of the Miami Option Exercise Notice, the closing is subject to the following conditions: Sellers shall have obtained a Bankruptcy Approval Order and a Bankruptcy Court Assignment Approval Order on or before the Miami Closing Date, which, shall include findings and conclusions of the Bankruptcy Court in form and substance reasonably acceptable to Buyer which shall provide or find that
(a) the transfers of the Miami Assets by Sellers to Buyer, are (i) legal, valid and effective transfers of the Miami Assets, and (ii) will vest Buyer with good title to such Miami Assets free and clear of all liens, claims, encumbrances and security interests; (b) the notice provided of the motion for the Bankruptcy Approval Order and the Bankruptcy Court Assignment Approval Order to creditors and other parties in interest shall be in compliance with the applicable provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and all Local Bankruptcy Rules governing assumption and assignment of executory contracts and sale of Miami Assets free and clear of liens, claims and encumbrances outside the ordinary course of a debtor's business; (c) the transactions contemplated by this Agreement and the Ancillary Agreements are undertaken by Buyer in good faith, as that term is used in Section 363(m) of the Bankruptcy Code; (d) Buyer and Sellers did not engage in any conduct that would allow the transactions contemplated by this Agreement and the Ancillary Agreements to be set aside pursuant to Section 363(n) of the Bankruptcy Code;
(e) shall provide that the Buyer shall have no liability as a successor or otherwise with respect to the Miami Assets or Miami Business, other than those liabilities being expressly assumed by the Buyer pursuant to this Agreement; (f) the provisions of this Agreement are nonseverable and mutually dependent; and
(g) any other provisions of the Bankruptcy Code necessary to effect the sale of Miami Assets free and clear of liens and claims outside the ordinary course of the debtor's business or the assumption and assignment of executory contracts or leases, including, without limitation, the assignment to Buyer of the rights of the Sellers in the Miami Assets have been satisfied. In addition and without limiting the foregoing, the Bankruptcy Approval Order shall provide that (i) the Sellers shall assume each of the agreements previously entered into between TI

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

and the Buyer or its Affiliates, each of which is referenced on Schedule 3.02 hereof (the "Prior Agreements") and that such Prior Agreement and this Agreement and Ancillary Agreements shall not be subject to rejection by the Sellers, and
(ii) the rights of the Buyer under this Agreement, the Ancillary Agreements, the Prior Agreements, the Bankruptcy Approval Order or the Bankruptcy Court Assignment Approval Order shall not be modified by a plan of reorganization or otherwise without the Buyer's prior written consent.

                 IV. CLOSING, PURCHASE PRICE, LIABILITIES, ETC.

          SECTION 4.01. CLOSING. The closing (the "Miami Closing") of the transactions contemplated by this Agreement shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, not later than three business days following (A) in the event Sellers are subject to Bankruptcy Court Jurisdiction, the later to occur of (i) the Bankruptcy Approval Order and the Bankruptcy Court Assignment Approval Order
(x) shall be entered by the Bankruptcy Court and (y) shall become final and no longer subject to a pending appeal or, if an appeal shall have been filed or the time for an appeal has not expired, there shall not be pending any injunction staying or enjoining such Bankruptcy Approval Order and the Bankruptcy Court Assignment Approval Order pending such appeal or (ii) receipt of the FCC Assignment Consent (as hereinafter defined) which, at the option of the Buyer, shall become a Final Order (as defined below) or (B) in the event Sellers are not subject to Bankruptcy Court Jurisdiction, receipt of the FCC Assignment Consent which, at the option of the Buyer, shall have become a Final Order, or such other date as the parties may mutually agree (such date and time of closing being herein called the "Miami Closing Date").

          SECTION 4.02. PURCHASE CONSIDERATION. In full consideration for the sale, conveyance, transfer, assignment and delivery of the Miami Assets as described herein, the Buyer on the Miami Closing Date will pay to the Sellers, by certified or bank cashier's check or by means of wire transfer, an amount (the "Miami Purchase Price") equal to the sum of (i) $1,600,000 plus (ii) $275 multiplied by the number of VLUs being provided as of the Miami Closing Date pursuant to Customer Contracts that, as of the Miami Closing Date, are in full force and effect and with respect to which the customer is not in default and as to which Customer Contract the customer has not given notice of intention to terminate.

                        V. REPRESENTATIONS AND WARRANTIES

          SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The Sellers, jointly and severally, represent and warrant to the Buyer as follows (it being understood and agreed that all representations and warranties given as of the Miami Closing Date in the event the Sellers are subject to Bankruptcy Court Jurisdiction as of the Miami Closing Date are subject to the Bankruptcy Court Approval Order and the Bankruptcy Court Assignment Approval Order):

          SECTION 5.02. ORGANIZATION, POWER; CAPACITY. As of the Miami Closing Date, each Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly licensed or qualified to do a

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

foreign corporation in each jurisdiction in which it is required to be so qualified with respect to the operations of the Miami Business, except where the failure to be so licensed or qualified would not have a material adverse effect on the properties, operations or condition of the Miami Business (a "Material Adverse Effect"). As of the Miami Closing Date, each Seller has all requisite corporate power and authority to own, operate and lease its properties and Miami Assets, to carry on its Miami Business as it is now being conducted and to execute and deliver this Agreement and each Miami Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder.

          SECTION 5.03. AUTHORIZATION OF AGREEMENTS. As of the date of the Miami Closing Date, the execution and delivery by each Seller of this Agreement and each of the Bill of Sale and the other agreements and instruments contemplated hereby (collectively, the "Ancillary Agreements") to which either Seller is a party, and the consummation by each Seller of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action, and no action by the shareholder or shareholders of either Seller is required in connection herewith or therewith. As of the Miami Closing Date, this Agreement has been duly and validly executed by each Seller and, subject to due execution by any other parties thereto, constitutes the legal, valid and binding obligation of each Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally. As of the Miami Closing Date, each Ancillary Agreement to which either Seller is a party, when duly executed and delivered in accordance with this Agreement, subject to due execution by any other parties thereto, will constitute a legal, valid and binding obligation of such Seller, enforceable in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally.

          SECTION 5.04. TITLE TO PROPERTIES, ABSENCE OF LIENS AND ENCUMBRANCES. As of the Miami Closing Date, the Seller will have good and valid title to all of the Miami Assets, in each case free and clear of all liens, charges, security interests or other encumbrances of any nature whatsoever. As of the Miami Closing Date, all leases and contracts to be assigned to Buyer shall be in full force and effect and enforceable in accordance with their terms.

          SECTION 5.05. EFFECT OF AGREEMENTS. As of the Miami Closing Date, the execution and delivery by each Seller of this Agreement and each Ancillary Agreement to which such Seller is a party, and the performance by each Seller of its respective obligations hereunder and thereunder, will not violate any provision of law, rule or regulation, any order, judgment or decree of any court or other governmental agency or any arbitrator applicable to such Seller or the Miami Assets, the articles of incorporation or by-laws of either Seller, or any indenture, agreement, or other instrument to which either Seller is a party, or by which either Seller or any of the Miami Assets, is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of the Miami Assets, except for such violations, conflicts, breaches or defaults that would not, either individually or in the aggregate, have a Material Adverse Effect.

          SECTION 5.06. LICENSES. As of the date of the Miami Closing Date, TLI is the holder of the Miami FCC Licenses listed on Schedule 1.01(a)(ii) hereto with respect to the Miami Business, true and correct copies of which have been delivered to Buyer. As of the Miami Closing Date, such licenses constitute all of the Miami FCC Licenses, permits and authorizations necessary for the operation of the Miami Business as now operated. As of the date of this Agreement and the Miami Closing Date, TLI legally and validly holds all of the Miami FCC Licenses, all of which are valid and in full force and effect. As of the date of this Agreement and the Miami Closing Date, there is not pending, or to the knowledge of either Seller threatened, any action by or before any governmental authority brought by FCC to revoke, cancel, rescind or modify any of such Miami FCC Licenses (other than proceedings to amend FCC rules of general applicability), and there is not issued or outstanding, or, to the knowledge of either Seller, pending or threatened by or before the FCC, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture or complaint by the FCC against either Seller with respect to the Miami Assets, other than regularly scheduled license renewal proceedings. As of the Miami Closing Date, the Miami Business is operating in compliance in all material respects with such Miami FCC Licenses, the Communications Act of 1934, as amended (the "Communications Act"), and the current rules, regulations, and policies of the FCC. As of the Miami Closing Date, certain of the Miami FCC Licenses expire on the date set forth in Schedule 1.01(a)(ii) hereto and neither Seller has received notice that any third party or the FCC intends to oppose any renewals of any Miami FCC License.

          SECTION 5.07. CONDITION AND OPERATION OF MIAMI ASSETS. As of the Miami Closing Date, all tangible Miami Assets (including without limitation all buildings, towers, antennae, fixtures and improvements owned or leased by either Seller with respect to the Miami Business and any heating or air-conditioning equipment, plumbing, electrical and other mechanical facilities and the roof, walls and other structural components of the property owned or leased by either Seller with respect to the Miami Business) are in good repair and operating condition, ordinary wear and tear excepted and are functioning in the manner and for the purpose for which they were intended. As of the Miami Closing Date, all real property owned or leased by either Seller and all tangible Miami Assets, and either Sellers' use of the same, comply in all material respects with all applicable ordinances and regulations and building or other laws. As of the Miami Closing Date, each Seller has access to all leased or owned real property included in the Miami Assets pursuant to valid leases, easements or public rights of way. As of the Miami Closing Date, no condemnation proceedings are pending or, to either Seller's knowledge, threatened with respect to any real estate owned or leased by either Seller with respect to the Miami Assets, nor has any such property been condemned. As of the Miami Closing Date, all real property owned or leased by either Seller and all tangible Miami Assets comply in all material respect with the requirements, standards, rules and regulations of the FCC and of the FCC Authorizations. As of the Miami Closing Date, the transmitting systems included in the Miami Assets are operating in all material respects in accordance with and within the parameters established by the FCC.

          SECTION 5.08. CONTRACTS. Schedule 1.01(a)(ii) contains a true and complete list of all Assumed Contracts as of the Miami Closing Date, and Sellers have delivered or made available to the Buyer or its representatives complete and correct copies of all such Assumed Contracts, as the same have been amended or modified from time to time. As of the date of this Agreement and the Miami

Closing Date, all such Assumed Contracts listed on such Schedules are valid, in full force and effect, binding and enforceable upon the applicable Seller, and, to the knowledge of either Seller, upon the other parties thereto, in accordance with their respective terms.

          SECTION 5.09. COMPLIANCE WITH LAWS; REQUIRED CONSENTS. As of the date of this Agreement and the Miami Closing Date, Sellers are in compliance in all material respects with all laws, rules and regulations of any governmental department, commission, board, agency or instrumentality having jurisdiction over either Seller with respect to the operation of the Miami Business. Except for the approval of the FCC and the Bankruptcy Court referred to herein, as of the Miami Closing Date, no approval, consent, authorization or other order of, and no designation, registration or qualification with, any governmental authority is required for the consummation by either Seller of the transactions contemplated hereby.

          SECTION 5.10. INSURANCE. Sellers shall keep the tangible Miami Assets which are of an insurable character insured by financially sound and reputable insurers against such hazards, risks and liabilities to persons and property to the extent and in the manner customary for entities in the business of owning and operating the Miami Assets. Sellers have delivered to the Buyer a summary of all insurance policies with respect to the Miami Assets and all of said policies are in full force and effect, and neither Seller is in default of any provisions thereof.

          SECTION 5.11. RADIO WAVES. As of the date of this Agreement and the Miami Closing Date, neither Seller has received notice of any claim by the FCC relating to either Seller's transmission of radio waves in connection with the operation of the Base Stations.

          SECTION 5.12. BROKER'S OR FINDER'S FEES. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Sellers directly with Buyer, without the intervention of any persons on behalf of the Sellers in such a manner to give rise to any claim by any person against Buyer for a finder's fee, brokerage commission or similar payment.

          SECTION 5.13. CUSTOMER CONTRACTS. Except for the Customer Contracts listed on Schedule 1.02 (a)(iii), TI is not a party to, or subject to or bound by, any other Customer Contract with a customer of the Miami Business. Except as set forth on Schedule 5.13 hereto, each of the Customer Contracts is a valid and subsisting contract of all of the parties thereto in full force and effect without modification; Seller has performed all obligations required to be performed by it and is not in default under any Customer Contract and no event has occurred thereunder which, with or without the lapse of time or the giving of notice, or both, would constitute a default by it thereunder; no other party is in default under any such Customer Contract; no Customer Contract is subject to unilateral changes in terms by any other party or parties thereto; no customer of Seller under any Customer Contract has given notice of termination thereunder and Seller does not have any knowledge of any plans of termination.

          SECTION 5.14. MIAMI BUSINESS. As of the Miami Closing Date, the Assets, the rights of the Sellers under the contracts described on Schedule 1.01(a)(ii), the rights of the Sellers being licensed pursuant to the License Agreement, the rights being transferred to the Buyer pursuant hereto, the rights of the Sellers with respect to the FCC License and the services described in the Sharing and Reimbursement Agreement together constitute all the necessary rights for the Sellers to operate the Miami Business consistent with past practices of the Sellers.

          SECTION 5.15. NO ADDITIONAL WARRANTIES. OTHER THAN AS SPECIFICALLY SET FORTH IN SECTION 5.01. NEITHER SELLER NOR ANY PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY ON BEHALF OF SELLER. ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXCLUDED FROM THE SALE AND TRANSFER OF THE ACQUIRED MIAMI ASSETS AND THE ASSUMED LIABILITIES.

          SECTION 5.16. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Sellers as follows:

          SECTION 5.17. ORGANIZATION, CORPORATE POWER, ETC. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has all requisite corporate power and authority to acquire, own, lease and operate its properties and to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder.

          SECTION 5.18. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance by the Buyer of this Agreement and each Ancillary Agreement to which the Buyer is a party, and the consummation by the Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action. This Agreement has been duly and validly executed by the Buyer and, subject to due execution by any other parties hereto, constitutes the legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally. Each Ancillary Agreement to which the Buyer is a party, when duly executed and delivered in accordance with this Agreement, subject to due execution by any other parties hereto, will constitute the legal, valid and binding obligation of the Buyer, enforceable in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally.

          SECTION 5.19. EFFECT OF AGREEMENTS. The execution and delivery by the Buyer of this Agreement and each Ancillary Agreement to which the Buyer is a party, and the performance by the Buyer of its obligations hereunder and thereunder, will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Buyer or any judgment, award or decree or any indenture, agreement or other instrument to which the Buyer is a party or by which the Buyer or its properties or assets are bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or Miami Assets of the Buyer.

          SECTION 5.20. BROKER'S OR FINDER'S FEES. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Buyer directly with the Sellers without the intervention of any persons on behalf of the Buyer in such a manner to give rise to any claim by any person against the Sellers for a finder's fee, brokerage commission or similar payment.

                        VI. CONDUCT PRIOR TO THE CLOSING

          SECTION 6.01. INVESTIGATION BY BUYER. Buyer may, prior to the Miami Closing Date, through its own representatives (including its counsel, accountants and consultants) make such investigations of the properties and operations of Sellers as it deems necessary or advisable in connection with the transactions contemplated hereby, including, without limitation, any investigation enabling it to familiarize itself with the Miami Assets or the Miami Business. Such investigation shall not, however, affect Sellers' representations, warranties and agreements hereunder. Sellers shall permit Buyer and its authorized representatives to have, after the date hereof, full access to the premises and to all books and records of Sellers relating to the Miami Assets or the Miami Business; and Buyer shall have the right to make copies thereof and excerpts therefrom. Sellers shall furnish Buyer with such financial and operating data and other information with respect to the Miami Assets as Buyer may from time to time reasonably request. Sellers agree to permit Buyer and its authorized representatives to visit suppliers, customers and others having business relations with Sellers relating to the Miami Assets or the Miami Business. Sellers acknowledge that the rights set forth in this paragraph 6.01 are essential to Buyer as a means of evaluating the Miami Assets and Sellers agree that in no event will they seek to recover costs or damages of any kind incurred as a result of the exercise by Buyer of such rights and hereby waives any and all rights they might have to recover any such costs or damages.

          SECTION 6.02. ONGOING OPERATIONS. From the date of the Miami Option Exercise Notice to the Closing, Sellers shall use reasonable commercial efforts to preserve their respective business organization engaged in the operation of the Miami Business intact, keep available to Buyer the services of present employees of Sellers relating to the Miami Business and preserve for Buyer the present relationship between Sellers on the one hand and its suppliers, customers and others having business relations with it on the other relating to the Miami Business.

          SECTION 6.03. CONDUCT OF MIAMI BUSINESS. Sellers agree that from the date of the Miami Option Exercise Notice until the Closing, Sellers shall not, without the prior written consent of Buyer, purchase, sell, lease, encumber or otherwise dispose of any of the Miami Assets involved in the Miami Business except inventories in the ordinary course of business and consistent with past practice or make any change in its business, operations or the manner of conducting their respective business.

          SECTION 6.04. OTHER TRANSACTIONS. Prior to Closing, Sellers will not, and will cause their directors, officers, employees, agents and Affiliates not to, directly or indirectly, solicit or initiate the submission of proposals from, or solicit, encourage, entertain or enter into any arrangement, agreement or understanding with, or engage in any discussions with, or furnish any information to, any Person, other than Buyer or a representative thereof, with respect to the acquisition of all or any part of the Miami Assets relating to the Miami Business. Should Sellers or any of their Affiliates or representatives, during such period, receive any offer or inquiry relating to such acquisition, or obtain information that such an offer is likely to be made, they will provide Buyer with immediate notice thereof, which notice will include the identity of the prospective offer and the price and terms of any offer.

          SECTION 6.05. CONSENTS. Sellers shall use reasonable commercial efforts to obtain in writing, prior to the Closing, all consents, approvals, waivers, authorizations and orders (collectively, "Consents") necessary or reasonably required in order to permit it to effectuate this Agreement and to consummate the transactions contemplated hereby. All such Consents will be in writing and copies thereof will be delivered to Buyer promptly after Sellers' receipt thereof but no later than immediately prior to Closing.

          SECTION 6.06. PUBLIC ANNOUNCEMENTS. Sellers and Buyer agree that they will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law and except in connection with any proceedings commenced by either of the Sellers pursuant to the Bankruptcy Code.

          SECTION 6.07. NOTIFICATION. Sellers shall give Buyer prompt written notice of (i) the existence of any fact or the occurrence of any event existing at Closing which constitutes, or with the giving of notice or the passage of time or both would constitute, a breach of any representation or warranty of Sellers made herein or pursuant hereto and (ii) the taking of any action by Sellers that would breach or violate, or constitute a default under, any agreement or covenant of Sellers made herein or pursuant hereto. The giving of any such notice shall not affect, modify or limit in any way any representation, warranty, agreement or covenant of Sellers made herein or pursuant hereto or Buyer's right to rely thereon.

                                 VII. COVENANTS

          SECTION 7.01. COVENANT OF SELLERS; NONCOMPETITION. Each of the Sellers agree that until the fifth anniversary of the date of this Agreement, neither it nor any of its Affiliates shall, without the consent of Buyer, (i) engage in providing consumer vehicle location services in the Territory (the "Services") other than Sellers' providing commercial customers with vehicle location services incident to Sellers' fleet management services or (ii) render Services to or have any interest, as a shareholder, owner, agent, consultant, lender or guarantor or any other interest, in any other Person (other than Sellers) engaged in the rendering of Services other than Sellers' providing commercial customers with vehicle location services incident to Sellers' fleet management services.

               (a) For purposes of this Section 7.01,  ownership of 1% or less of any class of outstanding securities of a company the securities of which are listed on a national securities exchange or which has 1,000 or more shareholders, shall not be deemed to constitute ownership or participation in the ownership of the business of such company.

               (b) Sellers acknowledge and agree that any breach of this Section
7.01 is likely to result in irreparable injury to Buyer, that monetary damages will be an inadequate remedy of such breach and that, accordingly, in addition to any other remedy that Buyer may have, Buyer shall be entitled to enforce the specific performance of this Section 7.01 and to seek both permanent and temporary relief in the event of any breach hereof.

               (c) The parties acknowledge that the time, scope, geographic area and other provisions of this Section 7.01 have been specifically negotiated by sophisticated commercial parties and agree that all such provisions are reasonable under the circumstances of the transactions contemplated by this Agreement. If any portion of this Section 7.01 shall be determined to be invalid and unenforceable as written, each such portion shall be enforced to the extent reasonable under the circumstances and such determination shall not affect the validity or enforceability of the balance hereof, and such balance shall remain in full force and effect. It is understood that Sellers are entering into this non-competition agreement in order to induce Buyer to enter into this Agreement.

               (d) The parties acknowledge that the Miami Business is currently conducted throughout the Territory. In view of the statements made in this Section 7.01, the parties agree that the Territory is reasonable in scope.

                              VIII. CONSENTS, ETC.

          SECTION 8.01. FCC ASSIGNMENT CONSENT. The assignment of the Miami FCC Licenses contemplated by this Agreement is subject to the prior consent of the FCC. As promptly as practicable after the date of this Agreement and in no event later than seven (7) days after the date of this Agreement, Sellers shall complete and file applications (after receiving the Buyer's portion of such applications with the FCC for all consents and approvals of the FCC necessary for the transfer of the Miami FCC Licenses (the "FCC Assignment Consent"). Sellers shall diligently take, or cooperate in the taking of, all steps that are necessary, proper or desirable to expedite the preparation of such applications and their prosecution to a favorable conclusion. Sellers shall promptly provide the Buyer with a copy of any pleading, order, or other documents served on either Seller, relating to such applications. Sellers will cooperate with the Buyer and use reasonable, diligent and good faith efforts to obtain the Final Order. Sellers will make good faith efforts to answer FCC inquiries and third-party objections, if any, with respect to the application for FCC Assignment Consent, and to avoid designation for hearing. Sellers will bear their own legal and other fees and expenses involved in the preparation and prosecution of the application for FCC Assignment Consent. "Final Order" means an FCC Order granting the Assignment Application as to which the time for review on its own motion by the FCC and for the filing of a request for administrative or judicial reconsideration or review has expired without any such review or filing having been made, or in the event of such review or filing, the FCC Order approving the FCC Assignment application has been reaffirmed or upheld and the time for seeking further administrative or judicial review with respect thereto has expired without any request for such further review being filed. Sellers agree that, between the date hereof and the Miami Closing Date, they will not take or fail to take any action which would result in their noncompliance with the requirements of the Communications Act or the rules and regulations of the FCC material to the transactions contemplated by this Agreement.

          SECTION 8.02. NOTICE OF PROCEEDINGS. Sellers shall promptly notify the Buyer in writing upon (i) becoming aware of any order or decree or any complaint seeking an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereby, or (ii) receiving any notice from any governmental department, court, agency or commission of its intention (A) to institute an investigation into, or institute a suit or proceeding to restrain or enjoin, the consummation of this Agreement or the transactions contemplated hereby, or (B) to nullify or render ineffective this Agreement or the transactions contemplated hereby if consummated.

          SECTION 8.03. CONSUMMATION OF AGREEMENT. Subject to the provisions of Article IX of this Agreement: (i) Sellers shall use reasonable best efforts to (A) fulfill and perform all conditions and obligations on its part to be fulfilled and performed under this Agreement, (B) cause the transactions contemplated by this Agreement to be fully carried out, and (C) prevent, to the extent within Sellers' control, any representation and warranty made by either Seller in this Agreement from becoming untrue or incorrect; and (ii) Sellers shall not take any action or omit to take any action that would make consummation of the transactions contemplated by this Agreement contrary to any statute, rule or regulation, including, without limitation, the Communications Act or the rules, regulations, or policies of the FCC.

          SECTION 8.04. UPDATING OF INFORMATION. On the Miami Closing Date Sellers will deliver to the Buyer (a) updated Schedules hereto to reflect changes therein from the date of this Agreement to the Miami Closing Date and
(b) updated copies of documents relating to or included as a part of such updated Schedules, in order that all such Schedules shall be complete and accurate in all material respects as of such date. To the extent that any such changes included in such updated Schedules are referenced in any representation or warranty of either Seller contained in this Agreement, which changes are permitted by this Agreement, such representation or warranty shall be deemed, as of the Closing, to be amended by such updated Schedule.

                         IX. OTHER CONDITIONS PRECEDENT

          SECTION 9.01. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER. In addition to the conditions set forth in Section 3.02, the obligations of the Buyer under this Agreement are subject, at the option of the Buyer, to the satisfaction at or prior to the Miami Closing Date of each of the following conditions:

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article V of this Agreement, the Ancillary Documents, or in any certificate or document delivered to the Buyer pursuant hereto shall be true and correct in all material respects on and as of the Miami Closing Date as though made at and as of that date, and the Sellers shall have delivered to the Buyer a certificate to that effect.

               (b) COMPLIANCE WITH COVENANTS. The Sellers shall have performed and complied in all material respects with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by them at or prior to the Miami Closing Date, and the Sellers shall have delivered to the Buyer a certificate to that effect.

               (c) ANCILLARY AGREEMENTS. Each Ancillary Agreement to be executed and delivered at Closing shall have been executed and delivered by each party thereto and each such Ancillary Agreement shall be in full force and effect as of the Miami Closing Date.

               (d) DELIVERIES. Sellers shall have furnished the Buyer with:

                    (i) Certified resolutions of the Board of Directors of each Seller approving the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby;

                    (ii) Governmental certificates evidencing that each Seller is a corporation partnership in good standing under the laws of the State of Delaware;

                    (iii) A certificate of the Secretary of each Seller attesting as to the incumbency of each officer who shall execute this Agreement or any of the Ancillary Agreements on behalf of either Seller;

                    (iv) A transferor's certificate of non-foreign status as provided in the Treasury Regulations under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"); and

                    (v) Such other certificates as the Buyer may reasonably request.

               (e) FCC OPINION OF COUNSEL. The Buyer shall have received an opinion of Sellers' FCC counsel, dated the Miami Closing Date, substantially in the form of Exhibit C hereto.

               (f) FREE AND CLEAR. Each of the Assets shall be free and clear of all liens, claims, encumbrances and security interests (other than equipment in which Raycal Datacom, Inc. ('Raycal") holds a security interest and with respect to which payments to Raycal do not exceed $5,000 per month (the "Raycal Lien") and the transfer to the Buyer will vest Buyer with good title to such Assets; each of the Consumer Contracts shall be a valid and subsisting contract of all of the parties thereto in full force and effect without modification and no event has occurred thereunder which, with or without the lapse of time or the giving of notice, or both, would constitute a default by it thereunder and all necessary consents to the assignment to the Buyer of the Assumed Contracts shall have been obtained.

               (g) CONSENTS. The Buyer shall have received all necessary Consents, the FCC Assignment Consent or, at the option of the Buyer, the Final Notice.

               (h) NO MATERIAL ADVERSE EFFECT. No facts or conditions exist which may result in or have a Material Adverse Effect on the Miami Business.

          SECTION 9.02. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS. In addition to the conditions set forth in Section 3.02, the obligations of the Sellers under this Agreement are subject, at the option of the Sellers, to the satisfaction at or prior to the Miami Closing Date of each of the following conditions:

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer contained in this Agreement or in any certificate or document delivered to the Sellers pursuant hereto shall be true and correct in all material respects on and as of the Miami Closing Date as though made at and as of that date, and the Buyer shall have delivered to the Sellers a certificate to such effect.

               (b) COMPLIANCE WITH COVENANTS. The Buyer shall have performed and complied in all material respects with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it at or prior to the Miami Closing Date, and the Buyer shall have delivered to the Sellers a certificate to that effect.

               (c) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

               (d) ANCILLARY AGREEMENTS. Each Ancillary Agreement to be executed and delivered at Closing shall have been executed and delivered by each party thereto other than the Sellers, and each such Agreements shall be in full force and effect as of the Miami Closing Date.

                 X. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

          SECTION 10.01. SURVIVAL OF REPRESENTATIONS. Except as otherwise provided herein, the representations, warranties and covenants of the Buyer and the Sellers in this Agreement shall survive the Miami Closing Date for a period of three years.

          SECTION 10.02. GENERAL INDEMNITY.

               (a) Subject to the terms and conditions of this Article X, the Sellers hereby agree to indemnify, defend and hold the Buyer and its Affiliates harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by the Buyer and its Affiliates by reason of or resulting from:

                    (i) a breach of any representation, warranty or covenant by Sellers contained in or made pursuant to this Agreement or made pursuant to any of the Ancillary Agreements by Sellers, or any other covenant or undertaking made pursuant to this Agreement or made pursuant to any of the Ancillary Agreements by Sellers; and

                    (ii) any liabilities or obligations of, or claims against or imposed on the Buyer or its Affiliates (whether absolute, accrued, contingent or otherwise and whether a contractual, or any other type of liability, obligation or claim) not assumed by the Buyer pursuant to this Agreement.

               (b) The Buyer hereby agrees to indemnify, defend and hold the Sellers and their Affiliates harmless from and against all Damages, asserted against, resulting to, imposed upon or incurred by the Sellers and its Affiliates by reason of or resulting from:

                    (i) a breach of any representation, warranty or covenant by the Buyer contained in or made pursuant to this Agreement, or made pursuant to any of the Ancillary Agreements by the Buyer, or any other covenant or undertaking made pursuant to this Agreement or made pursuant to any of the Ancillary Agreements by the Buyer; and

                    (ii) any liabilities or obligations of, or claims against or imposed on the Sellers that were assumed by Buyer pursuant to this Agreement; and

                    (iii) the failure of Buyer to pay, perform and discharge when due the Assumed Liabilities.

          SECTION 10.03. CONDITIONS OF INDEMNIFICATION. The respective obligations and liabilities of Sellers and Buyer (herein sometimes called the "indemnifying party") to the other (herein sometimes called the "party to be indemnified") under Section 10.02 hereof with respect to third party claims shall be subject to the following terms and conditions:

               (a) within 20 days after receipt of notice of commencement of any action or the assertion in writing, formal or informal, of any claim, audit or inquiry by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to respond to such action, claim, audit or inquiry and to undertake the defense thereof by representatives of its own choosing and to enter into a settlement or compromise thereof or consent to a judgment with respect thereto; provided, however, the indemnifying party shall not, without the prior written consent of the party to be indemnified, settle or compromise any claim or consent to the entry of any judgment (i) that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the party to be indemnified a release from all liability in respect of such claim, or (ii) that contemplates any payment or performance by the party to be indemnified.

               (b) in the event that the indemnifying party, by the 15th day after receipt of notice of any such claim, audit or inquiry (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to respond to such action, claim, audit or inquiry and to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof, provided that the indemnifying party shall be given at least 10 days' prior written notice to the effectiveness of any such proposed settlement or compromise; and

               (c) In connection with any such indemnification, the indemnified party shall cooperate in all reasonable requests of the indemnifying party.

               (d) Notwithstanding the foregoing, nothing in this Section 10.03 shall be deemed to delay or prevent the right of any party to be indemnified from commencing any action to compel the indemnifying party to pay any Damages or obligations described herein.

                         XI. TERMINATION AND ABANDONMENT

          SECTION 11.01. TERMINATION. Subject to Section 3.02, this Agreement may be terminated at any time prior to the closing on the Miami Closing Date:

               (a) by the mutual consent of the Sellers and the Buyer; or

               (b) by the Buyer or the Sellers, if the Closing shall not have occurred on or before six (6) months from receipt of the Miami Option Notice of Exercise, subject to the Buyer's option to extend such date to nine
(9) months from receipt of the Miami Option Notice of Exercise, or such later date as may be agreed upon in writing by the parties hereto; provided, however, that the right to terminate this Agreement under this clause (b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in the failure of the closing to occur on or before such date.

          SECTION 11.02. PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by any or all of the parties pursuant to Section 11.01 above, written notice thereof shall forthwith be given to the other parties to this Agreement and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided in this Agreement:

               (a) the parties hereto will promptly redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

               (b) no party shall have any liability or further obligation to any other party to this Agreement pursuant to this Agreement except as provided in Article XI above.

                               XII. MISCELLANEOUS

          SECTION 12.01. SERVICE OF PROCESS. Each party to this Agreement hereby irrevocably agrees that service of process in any legal action or proceeding with respect to this Agreement or any Ancillary Agreement may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the address of such party set forth in Section 12.05 hereof.

          SECTION 12.02. BULK TRANSFER LAWS. The Buyer hereby waives compliance by TI with any applicable bulk transfer laws, including, without limitation, the bulk transfer provisions of the Uniform Commercial Code of any state, or any similar statute, with respect to the transactions contemplated hereby. The Sellers hereby agree to indemnify the Buyer and hold it harmless from and against any loss or damage which it may incur by reason of such non-compliance.

          SECTION 12.03. EXPENSES, ETC. Whether or not the transactions contemplated by this Agreement are consummated, none of the parties hereto shall have any obligation to pay any of the fees and expenses of any other party incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants, investment bankers and other experts.

          SECTION 12.04. EXECUTION IN COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 12.05. NOTICES. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if (i) delivered personally, (ii) mailed by registered or certified mail, return receipt requested and postage prepaid,
(iii) sent via a nationally recognized overnight courier service or (iv) sent via facsimile confirmed in writing to the recipient, in each case as follows:

          If to the Sellers, to them at the following address:

               Teletrac, Inc.
               2131 Faraday Avenue
               Carlsbad, CA 92008
               Facsimile No.:  (760) 931-2550
               Attention: General Counsel

          with a copy to:

               Reboul, MacMurray, Hewitt, Maynard & Kristol
               45 Rockefeller Plaza
               New York, New York  10111
               Facsimile No.:  (212) 841-5725
               Attention: Karen Wiedemann, Esq.

          If to the Buyer or guarantor, at:

               Ituran U.S.A. Inc.
               c/o Ituran
               P.O. Box 11473
               Azour, Israel
               Facsimile No.: 011 972 3 751-2061
               Attention: Eyal Sheratzky

          with a copy to:

               Susan O. Posen, Esq.
               115 Spring Street
               New York, NY 10012
               Facsimile No.: 212-226-8013

or such other address or addresses as any party shall have designated by notice in writing to the other parties.

          SECTION 12.06. WAIVERS. Either the Sellers or the Buyer may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement, (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          SECTION 12.07. AMENDMENTS, SUPPLEMENTS, ETC. At any time this Agreement may be amended or supplemented by such additional agreements, articles or certificates, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate the filing or recording of this Agreement or the consummation of any of the transactions contemplated hereby. Any such instrument must be in writing and signed by all parties hereto.

          SECTION 12.08. ENTIRE AGREEMENT. This Agreement, its Exhibits and Schedules and the Ancillary Agreements, the other documents executed on the Miami Closing Date and the Bill of Sale in connection herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, nothing contained herein shall derogate from the rights of the Buyer of its Affiliates pursuant to the Prior Agreements.

          SECTION 12.09. GOVERNING LAW; JURISDICTION AND FORUM. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law principles thereof.

               (b) Buyer and Sellers hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement or the transactions contemplated hereby shall be any state or federal court in the State of New York, and Buyer and Sellers each consent to the jurisdiction of such courts for the adjudication of any such case or controversy. Buyer and Sellers further agree that they will not bring suit with respect to any suit arising out of this Agreement or the transactions contemplated hereby, except as expressly set forth below for the execution or enforcement of judgments, in any court or jurisdiction other than the above specified court. The foregoing shall not limit the rights of any party to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that a final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the face amount of such judgment.

          SECTION 12.10. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          SECTION 12.11. ASSIGNABILITY. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto. Notwithstanding the foregoing, Buyer may assign one or more of its rights under this Agreement to one or more Affiliates of Buyer from time to time without such consent of Sellers, but no such assignment shall relieve Buyer of any of its obligations hereunder and Buyer shall guarantee all obligations of such Affiliates.

          SECTION 12.12. FURTHER ASSURANCES. Sellers agree at any time and from time to time after the Miami Closing Date, upon the request of Buyer, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, at Sellers' cost and expense all such further acts, assignments, transfers, powers of attorney and assurances as may be required for the better assigning, transferring, conveying, and confirming to Buyer, or to its successors and assigns, of any or all of the Miami Assets and to carry out the terms and conditions of this Agreement and the Ancillary Agreements.

          SECTION 12.13. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

               "Action" means any claim, action, suit, proceeding or investigation, whether at law, in equity or in admiralty or before any court, arbitrator, arbitration panel or Governmental Authority.

               "Affiliate" of a party means any Person which, directly or indirectly, controls, is controlled by or is under common control with such party.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Contracts" mean all contracts, agreements, indentures, licenses, leases, commitments, plans, arrangements, sales orders and purchase orders of every kind, whether written or oral.

               "Damages"  mean  losses,  liabilities,   costs,  damages,  claims
and expenses (including reasonable attorneys fees and disbursements).

               "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, code and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes. As used in this Agreement, the term "hazardous substances or wastes" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. ss. 1251 et seq.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et seq.;
(iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss. 6901 et seq.; (iv) any toxic pollutant listed under
Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil.

               "Governmental   Authority"   means   any   agency,
instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local.

               "LMS" means location and monitoring services.

               "Laws" mean laws, rules, regulations, codes, orders, ordinances, judgments, injunctions, decrees and policies.

               "Liabilities"  mean  debts,  liabilities,   obligations,   duties
and responsibilities of any kind and description, whether absolute or contingent, monetary or non-monetary, direct or indirect, known or unknown or matured or unmatured, or of any other nature.

               "Lien" means any security interest, lien, mortgage, claim, charge, pledge, restriction, equitable interest or encumbrance of any nature.

               "Person" means any natural person, corporation, business trust, joint venture, association, company, firm, partnership, or other entity or government or Governmental Authority.

               "Proprietary Right" means any trade name, trademark, service mark, patent or copyright and any application for any of the foregoing.

               "Real Property" means all real property, land, buildings, improvements and structures owned or used by Seller.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security Interest" means all mortgages, liens, security interests, defects in title and encumbrances.

               "Taxes" means all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, transfer, license, payroll and franchise taxes, imposed by any Governmental Authority and shall include any interest, penalties or additions to tax attributable to any of the foregoing.

               "Territory" means the Miami metropolitan area.

               "VLU" means an individual vehicle location unit in which a transmitter - receiver is installed in a subscriber's vehicle for the purpose of receiving LMS services throughout the Miami metropolitan area.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.


                         TELETRAC, INC.


                         By      /s/   Steven Scheiwe
                             ----------------------------
                             Name:
                             Title:


                         TELETRAC LICENSE, INC.


                         By      /s/  Steven Scheiwe
                             ----------------------------
                             Name:
                             Title:


                         ITURAN U.S.A. INC.


                         By      /s/  Easi Sheratsky
                             ----------------------------
                             Name:
                             Title:


In consideration of the mutual promises contained herein, Ituran Location and Control Ltd. hereby guarantees performance of the obligations of Buyer under this Agreement


                         AGREED:

                         ITURAN LOCATION AND CONTROL, LTD.


                         By       /s/  Easi Sheratsky
                             ----------------------------
                             Name:
                             Position: